Exhibit 10.01.9

NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 12, 2017 (this “Amendment”), among GRAÑA Y MONTERO S.A.A., as borrower (the “Borrower”) under the Credit Agreement, dated as of December 10, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and the Administrative Agent (each as defined below); the LENDERS party to the Credit Agreement (collectively, the “Lenders”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent under the Credit Agreement (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower has requested the Lenders to amend certain provisions of the Credit Agreement and the Lenders are agreeable to such request upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants set forth herein, the parties hereto agree as follows:

ARTICLE I

RATIFICATION; DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.1. Relation to Credit Agreement; Ratification. This Amendment is entered into in accordance with Section 9.2(b) of the Credit Agreement and constitutes an integral part of the Credit Agreement. Except as amended by this Amendment, the provisions of the Credit Agreement are in all respects ratified and confirmed and shall remain in full force and effect.

SECTION 1.2. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement (as amended by this Amendment) are used herein as therein defined, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

ARTICLE II

AMENDMENT TO CREDIT AGREEMENT

SECTION 2.1. Amendment to Credit Agreement. Effective as of the Amendment Effective Date (as defined below), Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of the term “Local Facility” in its entirety with the following:

““Local Facility” means, collectively, (a) a syndicated loan facility of up to U.S.$53,197,387.42 and S/177,498,341.48 Peruvian Soles to be granted by the Local Facility Lenders, consisting of (i) a revolving facility of GyM, and (ii) a term loan facility of GyM, (b) a term loan facility to be granted by the Local Facility Lenders for the reimbursement of outstanding surety bonds, performance bonds, advance payment bonds, bid/offer payment bonds, letters of credit and similar instruments issued for the account of the Borrower or any of its Subsidiaries in their ordinary course of business, (c) the Scotiabank Credit Agreement, (d) a stand by letter of credit facility of up to U.S.$150,000,000 for the issuance of new standby letters of credit for the account of the Borrower and

GyM to serve as surety bonds, performance bonds, advance payment bonds, bid/offer payment bonds, letters of credit or similar instruments of the Borrower or any of its Subsidiaries in their ordinary course of business to be granted by the Local Facility Lenders and (e) a commitment for the maintenance and renewal of existing standby letters of credit for the account of (i) the Borrower, (ii) GyM and/or (iii) Affiliates of the Borrower.””

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

SECTION 3.1. Authorization. Enforceability. The execution, delivery and performance by the Borrower of this Amendment is within such Person’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally, or by equitable principles relating to enforceability (regardless of whether enforcement thereof is sought in a proceeding at law or in equity).

SECTION 3.2. Governmental Approvals, No Conflict.

(a) All governmental authorizations, if any, and actions of any kind necessary for the due execution, delivery and performance by the Borrower of this Amendment, or required for the validity or enforceability against the Borrower of this Amendment, have been obtained or performed and are valid and subsisting in full force and effect, and the performance thereof as well as the continuing obligations of the Borrower in connection therewith do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority.

(b) This Amendment, the performance thereof and the continuing obligations of the Borrower under or in connection with this Amendment do not and will not violate any Applicable Law, judgment, award, injunction, or similar legal restriction or the memorandum and articles of association, charter, by-laws, estatuto social or other organizational documents of the Borrower or any order of any Governmental Authority.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION 4.1. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of each of the following conditions on or prior to the date hereof in a manner satisfactory to the Administrative Agent and the Lenders:

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(a) Execution of Amendment. The Administrative Agent shall have received a true, correct and complete copy of this Amendment, duly executed and delivered by a duly authorized officer of each party hereto.

(b) No Material Adverse Effect. Since December 31, 2016, no event, development or circumstance shall have occurred that has had or could reasonably be expected to have a Material Adverse Effect.

(c) No Default. No event, act or condition shall have occurred and be continuing which constitutes a Default or Event of Default, other than as previously disclosed to the Lenders in writing.

(d) Taxes. All applicable taxes and stamp duties due and payable, if any, arising in connection with the execution, delivery and performance of this Amendment, and the other Financing Documents shall have been paid in full.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Notices. All notices, requests and other communications to any party hereto shall be given or served in the manner contemplated in Section 9.1 of the Credit Agreement.

SECTION 5.2. No Waiver; Status of Financing Documents. This Amendment shall not constitute an amendment, supplement or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, supplement, waiver or consent to any action on the part of any party hereto that would require an amendment, supplement, waiver or consent of the Lenders except as expressly stated herein. Except as expressly amended, supplemented or waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. No failure or delay on the part of the Lenders in the exercise of any power, right or privilege hereunder or under any other Financing Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Amendment and the other Financing Documents are cumulative to, and not exclusive of, any rights or remedies available at equity or law. Nothing in this Amendment shall constitute a novation of the Borrowers’ obligations under the Credit Agreement or any other Financing Document.

SECTION 5.3. Amendment. This Amendment may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

SECTION 5.4. Amendment Binding. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and permitted assigns of the parties hereto.

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SECTION 5.5. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 5.6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of laws principles.

SECTION 5.7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by e-mail in portable document format (.pdf) or facsimile (with acknowledgment of receipt) will be effective as delivery of a manually executed counterpart of this Amendment.

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Signature Page

Ninth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

Yours truly,

GRAÑA Y MONTERO S.A.A., as Borrower

By:	/s/ Luis Díaz Olivero
Name: Luis Díaz Olivero
Title: Chief Executive Officer

By:	/s/ Mónica Miloslavich Hart
Name: Mónica Miloslavich Hart
Title: Chief Financial Officer

Signature Page

Ninth Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Austin McNurlen
Name: Austin McNurlen
Title: Authorized Signatory

By:	/s/ Siddharth Swarup
Name: Siddharth Swarup
Title: Authorized Signatory

Signature Page

Ninth Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Austin McNurlen
Name: Austin McNurlen
Title: Authorized Signatory

By:	/s/ Siddharth Swarup
Name: Siddharth Swarup
Title: Authorized Signatory

Signature Page

Ninth Amendment to Credit Agreement

CATERPILLAR FINANCIAL SERVICES
CORPORATION, as Lender

By:	/s/ Karen Johnson
Name: Karen Johnson
Title: Credit & Operations Manager

Signature Page

Ninth Amendment to Credit Agreement

BANCO DE OCCIDENTE (PANAMA), S.A., as Lender

By:	/s/ Carlos Echeverri
Name: Carlos Echeverri
Title: General Manager

Signature Page

Ninth Amendment to Credit Agreement

BANCO DE CRÉDITO DEL PERÚ, as Lender

By:	/s/ Alessandro Molinari
Name: Alessandro Molinari
Title:

By:	/s/ Bertha Mariel Torres Castillo
Name: Bertha Mariel Torres Castillo
Title:

Signature Page

Ninth Amendment to Credit Agreement

INTELIGO BANK LTD, as Lender

By:	/s/ Victor Vinatea C
Name: Victor Vinatea C
Title: General Manager

By:	/s/ Jorge Montes G
Name: Jorge Montes G
Title: Operations Division Manager

Signature Page

Ninth Amendment to Credit Agreement

ICBC PERU BANK, as Lender

By:	/s/ Eduardo Patsias Mella
Name: Eduardo Patsias Mella
Title: Gerente General Adjunto Banca Corporativa y Tesorería

By:
Name:
Title: